1999
ANNUAL REPORT

[LOGO]

MINNESOTA MUNICIPAL
INCOME PORTFOLIO

MXA



[LOGO]FIRST AMERICAN
      ASSET MANAGEMENT

        CONTENTS

2       Fund Overview
5       Financial Statements and Notes
14      Investments in Securities
19      Independent Auditors' Report
20      Federal Income
        Tax Information
21      Shareholder Update



[LOGO]FIRST AMERICAN
      ASSET MANAGEMENT

MINNESOTA MUNICIPAL INCOME PORTFOLIO

FUND OBJECTIVE

High current income exempt from both regular federal income tax, and Minnesota personal income tax, consistent with preservation of capital. The fund's income may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

-------------------------------------------------------------------------------
NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended January 31, 1999

                 MINNESOTA MUNICIPAL    Lipper General Municipal Bond     Lehman Brothers Municipal
                 INCOME PORTFOLIO       Funds: Leveraged Average          Long Bond Index
One Year             7.44%                       6.47%                             6.81%
Five Year            6.87%                       6.13%                             6.80%
Since Inception
  6/25/1993          7.37%                       6.90%                             7.44%


Average annual total returns are through January 31, 1999, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year and since-inception periods ended January 31, 1999, were 8.27%, 4.83% and 5.43%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend-reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average total return, with distributions reinvested, of leveraged perpetual and term-trust national annual closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 1999.

1        1999       ANNUAL REPORT     MINNESOTA MUNICIPAL INCOME PORTFOLIO

FUND OVERVIEW

FUND MANAGEMENT

DOUG WHITE, CFA, has primary responsibility for the management of Minnesota Municipal Income Portfolio. He has 16 years of financial experience.

RON REUSS, ISFA, assists with the management of Minnesota Municipal Income Portfolio. He has 31 years of financial experience.

March 15, 1999

MINNESOTA MUNICIPAL INCOME PORTFOLIO PROVIDED A NET ASSET VALUE TOTAL RETURN OF 7.44%* FOR THE YEAR ENDED JANUARY 31, 1999. The fund's market price return was 8.27% over the same period. This compares to a 6.81% total return for the fund's benchmark, the Lehman Brothers Municipal Long Bond Index. Over the same period, the Lipper General Municipal Bond Funds: Leveraged Average gained 6.47%.

THE PORTFOLIO IS POSITIONED TO BENEFIT MORE FROM STABLE OR DECLINING INTERMEDIATE- AND LONG-TERM MUNICIPAL INTEREST RATES THAN FROM SIGNIFICANTLY RISING RATES. If growth continues to increase and economic indicators stay strong, the uncertainty for the future of interest rates increases. If rates rise, the portfolio's value will decrease more than if it was positioned differently.

* All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION

AS A PERCENTAGE OF TOTAL ASSETS ON JANUARY 31, 1999

General Obligations                     33%
Hospital Revenue                        15%
Housing Revenue                         12%
Education Revenue                       10%
Other Assets                             9%
Electric Revenue                         5%
Nursing Home Revenue                     4%
Water/Sewer/Pollution Control Revenue    4%
Leasing Revenue                          3%
Multiple Utility Revenue                 3%
Health Service HMO Revenue               1%
Industrial Development Revenue - Misc    1%


2        1999      ANNUAL REPORT          MINNESOTA MUNICIPAL INCOME PORTFOLIO

FUND OVERVIEW CONTINUED

THROUGH EARLY FALL, THE GENERAL LEVEL OF INTEREST RATES MOVED DOWN DUE TO SPREADING GLOBAL FINANCIAL CONCERNS AND THE RESULTING DEMAND FOR U.S. TREASURY SECURITIES AS A SAFE HAVEN. Simultaneously, the supply of municipal bonds grew as the robust domestic economy and increased tax revenues allowed a growing number of new municipal projects to move ahead. By late fall, the increased pace of economic growth on the domestic front outweighed international concerns and interest rates began to rise slightly.

REFUNDINGS CONTRIBUTED TO THE INCREASED SUPPLY OF MUNICIPAL BONDS. Municipal issuers have taken advantage of the lower rates to refund older, higher-yielding securities, resulting in refundings currently being up more than 100% compared to last year. National issuance for 1998 reached a high second only to 1993, and Minnesota issuance was up over 50% compared to 1997. At the same time, there continues to be only a minimal increase in demand for municipal bonds. The decreasing demand for Treasuries due to the easing of international concerns, bolstered municipals' outperformance in the latter part of the year.

THE YEAR WAS ONE OF EXTRAORDINARY CONTRASTS IN THE ECONOMY AND FINANCIAL MARKETS. Real economic growth was measured at nearly 4%; 1998 saw another 25%+ return on the S&P 500 stock index; interest rates fell by nearly a full percentage point all along the yield curve. And yet, closer scrutiny of the data reveals a number of negative trends as well: a ballooning trade deficit and declining manufacturing sector driven by the sharp dip in U.S. exports; outright losses for many sectors of the stock market; and dramatic widening of credit spreads in the bond market, especially for corporate and mortgage-backed securities.

WE HAVE MAINTAINED AN EFFECTIVE DURATION LONGER THAN THE BENCHMARK IN ORDER TO MAINTAIN THE FUND'S INCOME. While our effective duration has decreased somewhat over the year, we have achieved our goal of

3        1999      ANNUAL REPORT          MINNESOTA MUNICIPAL INCOME PORTFOLIO

FUND OVERVIEW CONTINUED

increased income. This long duration, coupled with the fund's leverage from preferred stock could have a negative impact on the fund's net asset value during a rising interest rate environment.

WE CONTINUE TO FOCUS ON QUALITY, AND HAVE ALSO SELECTIVELY ADDED HIGHER YIELDING SECURITIES. Yield spreads on nonrated issues remain attractive and our team of analysts are researching these additional opportunities.

Thank you for your investment in Minnesota Municipal Income Portfolio. We remain committed to providing you with quality service and look forward to helping you achieve your investment goals.

PREFERRED STOCK

The preferred stock issued by MXA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset of the fund and the market value of shares of common stock.

4        1999      ANNUAL REPORT          MINNESOTA MUNICIPAL INCOME PORTFOLIO

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $91,729,322
Cash in bank on demand deposit  ............................         340,802
Receivable for investment securities sold  .................       6,167,655
Accrued interest receivable  ...............................       1,583,438
                                                              -----------------
  Total assets  ............................................      99,821,217
                                                              -----------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................           9,977
Payable for investment securities purchased  ...............       5,063,612
Accrued investment management fee  .........................          28,012
Accrued remarketing agent fee  .............................           6,165
Accrued administrative fee  ................................          12,005
Other accrued expenses  ....................................          20,890
                                                              -----------------
  Total liabilities  .......................................       5,140,661
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $94,680,556
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................     $89,146,706
Undistributed net investment income  .......................         944,795
Accumulated net realized loss on investments  ..............      (2,039,950)
Unrealized appreciation of investments  ....................       6,629,005
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $94,680,556
                                                              -----------------
                                                              -----------------

  * Investments in securities at identified cost  ..........     $85,100,317
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........     $63,580,556
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       4,146,743
Net asset value  ...........................................     $     15.33
Market price  ..............................................     $     14.50

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......     $31,100,000
Shares of preferred stock outstanding (authorized 1 million
  shares)  .................................................           1,244
Liquidation preference per share  ..........................     $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          1999 Annual Report  5  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 1999
 ................................................................................

INCOME:
Interest  ..................................................     $ 5,047,174
                                                              -----------------

EXPENSES (NOTE 5):
Investment management fee  .................................         326,847
Administrative fee  ........................................         140,077
Remarketing agent fee  .....................................          78,737
Custodian and accounting fees  .............................          67,863
Transfer agent fees  .......................................          23,893
Reports to shareholders  ...................................          27,458
Directors' fees  ...........................................           9,594
Audit and legal fees  ......................................          40,167
Other expenses  ............................................          13,573
                                                              -----------------
  Total expenses  ..........................................         728,209
    Less expenses paid indirectly  .........................          (9,175)
                                                              -----------------

  Total net expenses  ......................................         719,034
                                                              -----------------

  Net investment income  ...................................       4,328,140
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4)  .................         439,732
Net change in unrealized appreciation or depreciation of
  investments  .............................................         737,530
                                                              -----------------

  Net gain on investments  .................................       1,177,262
                                                              -----------------

    Net increase in net assets resulting from operations
       .....................................................     $ 5,505,402
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          1999 Annual Report  6  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   1/31/99             1/31/98
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 4,328,140         $ 4,406,931
Net realized gain on investments  ..........................         439,732             166,586
Net change in unrealized appreciation or depreciation of
  investments  .............................................         737,530           3,941,653
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....       5,505,402           8,515,170
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends  ..................................      (3,172,673)         (3,160,648)
  Preferred stock dividends  ...............................        (982,824)         (1,048,680)
                                                              -----------------   -----------------
  Total distributions  .....................................      (4,155,497)         (4,209,328)
                                                              -----------------   -----------------

  Total increase in net assets  ............................       1,349,905           4,305,842

Net assets at beginning of year  ...........................      93,330,651          89,024,809
                                                              -----------------   -----------------

Net assets at end of year  .................................     $94,680,556         $93,330,651
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $   944,795         $   772,152
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          1999 Annual Report  7  Minnesota Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                Minnesota Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests in a wide range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

          1999 Annual Report  8  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

                The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 1999, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend

--------------------------------------------------------------------------------

          1999 Annual Report  9  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                Minnesota Municipal Income Portfolio Inc. has issued and, as of January 31, 1999, has outstanding 1,244 shares of remarketed preferred stock (622 shares in class "M" and 622 shares in class "W") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On January 31, 1999, the dividend rates were 2.35% and 2.33% for class "M" and "W," respectively.

                RP is a registered trademark of Merrill Lynch & Company.

--------------------------------------------------------------------------------

          1999 Annual Report  10  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 1999, aggregated $14,414,771 and $16,853,992, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                On August, 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S.
                Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated, which was acquired by U.S. Bancorp on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annual rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of

--------------------------------------------------------------------------------

          1999 Annual Report  11  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 1999, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER       EXPIRATION
                                          -------------   ---------------
                                            $1,624,891          2003
                                               415,059          2004
                                          -------------
                                            $2,039,950
                                          -------------
                                          -------------

--------------------------------------------------------------------------------

          1999 Annual Report  12  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

                                                       Year Ended January 31,
                                          ------------------------------------------------
                                          1999(g)     1998      1997      1996      1995
                                          --------   -------   -------   -------   -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................   $15.01    $ 13.97   $ 14.32   $ 11.96   $ 14.67
                                          --------   -------   -------   -------   -------
Operations:
  Net investment income ................     1.05       1.06      1.09      1.06      1.09
  Net realized and unrealized gains
    (losses) on investments ............     0.28       0.99     (0.44)     2.40     (2.74)
                                          --------   -------   -------   -------   -------
    Total from operations ..............     1.33       2.05      0.65      3.46     (1.65)
                                          --------   -------   -------   -------   -------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........    (0.77)     (0.76)    (0.76)    (0.82)    (0.83)
  Paid to preferred shareholders .......    (0.24)     (0.25)    (0.24)    (0.28)    (0.23)
                                          --------   -------   -------   -------   -------
  Total distributions to
    shareholders .......................    (1.01)     (1.01)    (1.00)    (1.10)    (1.06)
                                          --------   -------   -------   -------   -------
Net asset value, common stock, end of
  period ...............................   $15.33    $ 15.01   $ 13.97   $ 14.32   $ 11.96
                                          --------   -------   -------   -------   -------
                                          --------   -------   -------   -------   -------
Market value, common stock, end of
  period ...............................   $14.50    $ 14.13   $ 12.50   $ 12.88   $ 11.88
                                          --------   -------   -------   -------   -------
                                          --------   -------   -------   -------   -------
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................     7.44%     13.29%     3.09%    27.27%   (12.69)%
Total return, common stock, market value
  (b) ..................................     8.27%     19.60%     3.19%    15.74%   (18.11)%
Net assets at end of period (in
  millions) ............................   $   95    $    93   $    89   $    90   $    81
Ratio of expenses to average weekly net
  assets applicable to common stock
  (c) ..................................     1.17%      1.23%     1.26%     1.28%     1.27%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............     5.37%      5.66%     6.25%     5.81%     7.00%
Portfolio turnover rate (excluding
  short-term securities) ...............       16%        26%       25%       13%       49%
Remarketed preferred stock outstanding
  end of period (in millions) ..........   $   31    $    31   $    31   $    31   $    31
Asset coverage ratio (f) ...............      304%       300%      286%      291%      260%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.78%, 0.80%, 0.82%, 0.82% AND 0.79% FOR THE FISCAL YEARS 1999, 1998, 1997, 1996, AND
     1995, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.63%, 4.87%, 5.16%, 5.06% AND 5.54% FOR FISCAL YEARS 1999, 1998, 1997, 1996, AND
     1995, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.

--------------------------------------------------------------------------------

          1999 Annual Report  13  Minnesota Municipal Income Portfolio

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO                             January 31, 1999
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (96.1%):
  MUNICIPAL LONG-TERM BONDS (92.8%):
    EDUCATION REVENUE (10.7%):
      Higher Education Facility-Carleton College
        (Callable 11/01/07 at 100), 5.30%-5.40%,
        11/1/13-11/1/14 .................................  $ 2,500,000      $  2,653,915
      Higher Education Facility-St. Benedict College
        (Callable 3/1/04 at 100), 6.20%-6.38%,
        3/1/14-3/1/20 ...................................      285,000           308,101
      Higher Education Facility-St. Benedict College
        (Prerefunded to 3/1/04), 6.20%-6.38%,
        3/1/14-3/1/20 ...................................      765,000(e)        849,897
      Higher Education Facility-St. John's University
        (Callable 10/01/07 at 100), 5.35%, 10/1/17 ......    1,500,000         1,562,175
      Higher Education Facility-Carleton College
        (Callable 5/1/06 at 100), 5.75%, 11/1/12 ........    2,000,000         2,180,260
      Higher Education Facility-Macalester College
        (Callable 3/1/05 at 100), 5.50%-5.55%,
        3/1/12-3/1/16 ...................................      500,000           528,925
      Higher Education Facility-St. Mary's College
        (Callable 10/1/03 at 101), 6.10%, 10/1/16 .......      500,000           524,250
      Higher Education Facility-St. Thomas University
        (Callable 4/1/07 at 100), 5.38%, 4/1/18 .........    1,050,000         1,088,188
      Higher Education Facility-St. Thomas University
        (Callable 9/1/03 at 101), 5.50%-5.60%,
        9/1/08-9/1/14 ...................................      430,000           452,148
                                                                            ------------
                                                                              10,147,859
                                                                            ------------
    ELECTRIC REVENUE (5.2%):
      Northern Minnesota Municipal Power Agency (Callable
        1/1/09 at 102), 5.40%, 1/1/15 ...................    1,000,000         1,069,520
      Western Minnesota Municipal Power Agency (AMBAC)
        (Callable 1/1/06 at 102), 5.40%-5.50%,
        1/1/09-1/1/12 ...................................    3,500,000         3,814,785
                                                                            ------------
                                                                               4,884,305
                                                                            ------------
    GENERAL OBLIGATIONS (34.6%):
      Albany Independent School District (Callable 2/1/08
        at 100), 5.00%, 2/1/16 ..........................    1,220,000         1,242,131
      Burnsville Independent School District (Callable
        2/1/06 at 100), 4.88%, 2/1/13 ...................    2,000,000         2,043,420
      Chaska Independent School District (Callable 2/1/06
        at 100), 6.00%, 2/1/15 ..........................    2,725,000         3,069,276
      Hawley Independent School District (Callable 2/1/06
        at 100), 5.75%, 2/1/17 ..........................    1,000,000         1,116,350

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  14  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Itasca County Independent School District (MBIA)
        (Callable 2/1/05 at 100), 5.25%, 2/1/11 .........  $ 2,710,000      $  2,846,448
      Lakeville Independent School District #194,
        5.00%-5.13%, 2/1/17-2/1/22 ......................    8,640,000         8,732,068
      Minneapolis General Obligation (Callable 9/1/05 at
        100), 5.20%, 3/1/13 .............................    3,750,000         3,943,913
      Osseo Independent School District, 5.59%,
        2/1/13 ..........................................    2,000,000(d)      2,143,080
      Rosemount General Obligation (Callable 4/1/06 at
        100), 5.75%, 4/1/13 .............................    1,000,000         1,097,010
      St. Michael Independent School District (Callable
        2/1/09 at 100), 4.88%, 2/1/17-2/1/18 ............    3,295,000         3,303,895
      Wayzata Independent School District (Callable
        2/1/07 at 100), 5.50%, 2/1/17 ...................    3,000,000         3,172,950
                                                                            ------------
                                                                              32,710,541
                                                                            ------------
    HEALTH SERVICE/HMO (0.6%):
      Duluth Clinic Health Care Facilities (AMBAC)
        (Callable 11/1/02 at 102), 6.30%, 11/1/22 .......      500,000           554,320
                                                                            ------------
    HOSPITAL REVENUE (14.2%):
      Bemidji Health Care Facility-North Country Health
        System (Callable 9/1/06 at 102), 5.63%,
        9/1/15 ..........................................    1,760,000         1,844,269
      Breckenridge Health Facility (Callable 11/15/03 at
        102), 5.25%, 11/15/13 ...........................    4,120,000         4,353,192
      Duluth Health Facility-Benedictine Health System
        (Callable 2/15/03 at 102), 6.00%, 2/15/12 .......    1,800,000         1,965,258
      Fergus Falls Health Care-Lake Region Hospital
        (Callable 9/1/03 at 102), 6.50%, 9/1/18 .........    1,000,000         1,069,480
      Minneapolis and St. Paul, Housing and Redevelopment
        Health Care System-Children's Health Care (FSA)
        (Callable 8/15/05 at 102), 5.70%, 8/15/16 .......      500,000           533,970
      Minneapolis Health Care-Fairview Hospital (MBIA)
        (Callable 11/15/03 at 102), 5.25%, 11/15/13 .....      500,000           526,795
      Red Wing Health Care Facility-River Region
        (Callable 9/1/03 at 102), 6.50%, 9/1/22 .........    1,000,000         1,072,460
      Rochester Health Care Facility (Callable 5/15/08 at
        101), 5.50%, 11/15/27 ...........................    2,000,000         2,105,920
                                                                            ------------
                                                                              13,471,344
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  15  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    HOUSING REVENUE (12.8%):
      Brooklyn Center, Ponds Family Housing Project
        (Callable 1/1/04 at 102), 5.90%, 1/1/20 .........  $ 1,050,000      $  1,081,773
      Burnsville, Summit Park Apartments (Callable 7/1/03
        at 102), 5.75%, 7/1/11 ..........................    1,000,000         1,040,170
      Coon Rapids, Multifamily Development-Woodland Apts.
        (FHA) (Callable 12/1/03 at 100), 5.63%,
        12/1/09 .........................................    3,000,000         3,101,610
      St. Louis Park, Multifamily Housing Project
        (Callable 12/1/04 at 102), 6.15%, 12/1/16 .......      500,000           536,940
      State Housing and Finance Agency (Callable 1/1/04
        at 102), 6.30%, 7/1/25 ..........................      740,000           793,088
      State Housing and Finance Agency (Callable 7/1/03
        at 102), 5.95%, 1/1/17 ..........................    2,970,000         3,101,690
      State Housing and Finance Agency (Callable 3/29/99
        at 101), 5.70%-6.10%, 8/1/07-8/1/22 .............    2,325,000         2,445,424
                                                                            ------------
                                                                              12,100,695
                                                                            ------------
    IDR - MISCELLANEOUS PROJECTS (0.3%):
      Duluth Seaway Port Authority, Cargill Inc. Project
        (Callable 12/1/03 at 102), 5.75%, 12/1/16 .......      300,000(d)        316,695
                                                                            ------------
    LEASING REVENUE (3.4%):
      Anoka County (Callable 6/1/03 at 102), 6.10%,
        6/1/13 ..........................................      500,000           539,425
      Benton County Jail Facility (FSA) (Callable 2/1/05
        at 100), 5.70%, 2/1/13-2/1/16 ...................      900,000           969,399
      South Washington County Independent School District
        (Callable 12/1/06 at 100), 5.00%, 12/1/11 .......      450,000           466,200
      Waconia Housing Redevelopment Authority-Public
        Project (Callable 1/1/03 at 100), 5.70%-5.75%,
        1/1/10-1/1/15 ...................................    1,240,000         1,278,824
                                                                            ------------
                                                                               3,253,848
                                                                            ------------
    MULTIPLE UTILITY REVENUE (2.8%):
      Owatonna Public Utility Revenue (AMBAC) (Callable
        1/1/04 at 100), 5.45%, 1/1/16 ...................    2,600,000         2,691,390
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  16  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    NURSING HOME REVENUE (3.9%):
      New Hope, Multifamily Housing Project (Callable
        1/1/06 at 102), 6.05%, 1/1/17 ...................  $   450,000      $    480,317
      Red Wing Elderly Housing-River Region (Callable
        9/1/03 at 102), 6.50%, 9/1/22 ...................    1,500,000         1,608,690
      Waconia Housing Redevelopment Authority (Callable
        6/4/03 at 102), 6.00%, 6/1/14 ...................    1,500,000         1,584,675
                                                                            ------------
                                                                               3,673,682
                                                                            ------------
    WATER/POLLUTION CONTROL REVENUE (4.3%):
      Minnesota Public Facilities Authority Water
        Pollution Control Revenue (Callable 3/1/06 at
        100), 4.75%-5.35%, 3/1/10-3/1/12 .                   2,900,000         3,030,813
      Minnesota Public Facilities Authority Water
        Pollution Control Revenue (Callable 3/1/07 at
        100), 5.00%, 3/1/16 .............................    1,000,000         1,020,630
                                                                            ------------
                                                                               4,051,443
                                                                            ------------

        Total Municipal Long-Term Bonds
          (cost: $82,052,122)  ..........................                     87,856,122
                                                                            ------------
MUNICIPAL DERIVATIVE SECURITIES (3.3%):
    INVERSE FLOATER (3.3%):
      Duluth Health Facility-Benedictine Health System,
        Series E-2, 10.13%, 2/15/12 .....................      925,000(b)(d)    1,153,937
      Osseo Independent School District (FGIC), 9.13%,
        2/1/14 ..........................................      775,000(b)(d)      920,313
      Rochester Health Care, 9.86%, 11/15/10 ............      740,000(b)(d)    1,048,950
                                                                            ------------

        Total Municipal Derivative Securities
          (cost: $2,298,195)  ...........................                      3,123,200
                                                                            ------------

        Total Municipal Long-Term Securities
          (cost $84,350,317)  ...........................                     90,979,322
                                                                            ------------
MUNICIPAL SHORT-TERM SECURITIES (0.8%):
      Bloomington Multifamily Revenue, 2.80%, 12/1/25 ...      400,000(c)        400,000
      Minnesota State Higher Education Facilities
        Authority, 2.70%, 3/1/24 ........................      350,000(c)        350,000
                                                                            ------------

        Total Municipal Short-Term Securities
          (cost: $750,000)  .............................                        750,000
                                                                            ------------

        Total Investments in Securities
          (cost: $85,100,317) (f)  ......................                   $ 91,729,322
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          1999 Annual Report  17  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS,
     OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST
     RATES DISCLOSED ARE IN EFFECT ON JANUARY 31, 1999.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 1999. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JANUARY 31, 1999, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $5,582,975 OR 5.9% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                     DATE       COST
                       SECURITY                            PAR     ACQUIRED     BASIS
------------------------------------------------------  ---------  ---------  ---------
DULUTH SEAWAY PORT AUTHORITY, CARGILL INC. PROJECT      $ 300,000      11/93  $ 300,000
DULUTH HEALTH FACILITY BENEDICTINE HEALTH SYSTEM          925,000       5/94    882,973
OSSEO INDEPENDENT SCHOOL DISTRICT                       2,000,000       2/97  1,921,180
OSSEO INDEPENDENT SCHOOL DISTRICT                         775,000       5/94    688,791
ROCHESTER HEALTH CARE                                     740,000       5/94    725,655

(e) PREREFUNDED ISSUES ARE BACKED BY STATE AND LOCAL MUNICIPAL OBLIGATIONS. THESE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(f) ON JANUARY 31, 1999, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $84,933,673. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,820,854
      GROSS UNREALIZED DEPRECIATION ......       (25,205)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  6,795,649
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

          1999 Annual Report  18  Minnesota Municipal Income Portfolio

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Minnesota Municipal Income Portfolio Inc. as of January 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 1999 and the financial highlights for each of the years in the five-year period ended January 31, 1999. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio Inc. as of January 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 12, 1999

--------------------------------------------------------------------------------

          1999 Annual Report  19  Minnesota Municipal Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.82% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                               AMOUNT
----------------------------------------  ---------
February 25, 1998 ......................  $0.063125
March 25, 1998 .........................   0.063125
April 22, 1998 .........................   0.063125
May 27, 1998 ...........................   0.063125
June 24, 1998 ..........................   0.063125
July 29, 1998 ..........................   0.063125
August 26, 1998 ........................   0.063125
September 23, 1998 .....................   0.063125
October 28, 1998 .......................   0.063125
November 24, 1998 ......................   0.068225
December 16, 1998 ......................   0.065625
January 13, 1999 .......................   0.063125
                                          ---------
Total ..................................  $0.765100
                                          ---------
                                          ---------

                PREFERRED STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.82% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                                            AMOUNT
                                          -----------
Total class "M" ........................    $  790.32
Total class "W" ........................    $  789.78

--------------------------------------------------------------------------------

          1999 Annual Report  20  Minnesota Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred and common shareholders, voting as a class, approved an interim advisory agreement between the fund and Piper Capital Management ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   3,885,227           59,448           57,451        --

                (2) The fund's preferred and common shareholders, voting as a class, approved a new investment advisory agreement between the fund and U.S. Bank. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   3,860,944           76,062           65,119        --

                (3) The fund's preferred shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................      1,187               20
Leonard W. Kedrowski ...................      1,187               20

--------------------------------------------------------------------------------

          1999 Annual Report  21  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

                (4) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
Robert J. Dayton .......................    3,885,732           116,394
Roger A. Gibson ........................    3,889,772           112,354
Andrew M. Hunter III ...................    3,895,605           106,521
Robert L. Spies ........................    3,894,395           107,731
Joseph D. Strauss ......................    3,896,272           105,954
Virginia L. Stringer ...................    3,896,772           105,354

                (5) The fund's preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1999. The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   3,933,835           22,268           46,022        --

                INVESTMENT POLICY CHANGE
                The Board of Directors of MXA has recently approved a modification of the investment policies of the fund. The fund may now invest up to 5% of its total assets in the securities of unaffiliated closed-end investment companies that invest primarily in tax-exempt obligations.

                CHANGE OF ACCOUNTANTS
                On September 9, 1998, the fund's board of directors, upon the recommendation of the audit committee, appointed Ernst & Young LLP the independent accountants for the fund for the fiscal year ending January 31, 2000, and dismissed KPMG Peat Marwick LLP ("KPMG"). KPMG's reports on the fund's financial statements for the past two years have not contained an adverse opinion or a disclaimer of opinion, and have not

--------------------------------------------------------------------------------

          1999 Annual Report  22  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                been qualified as to uncertainty, audit scope, or accounting principles. In addition, there have not been any disagreements with KPMG during the fund's two most recent fiscal years on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before the next dividend and/or capital gains distribution.

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          1999 Annual Report  23  Minnesota Municipal Income Portfolio

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                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the fund's primary exchange or elsewhere on the open market.

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, to the same extent they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

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          1999 Annual Report  24  Minnesota Municipal Income Portfolio

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                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

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          1999 Annual Report  25  Minnesota Municipal Income Portfolio